EXHIBIT 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Earl Scheib, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles E. Barrantes, Vice President and Chief  Financial  Officer of the  Company, hereby certify, pursuant to and for purposes of 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/s/ Charles E. Barrantes
Charles E. Barrantes
Vice President and Chief Financial Officer

March 15, 2004